Filed Pursuant to Rule 497(k)

Registration No.: 002-86188

ANCHOR SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2015

The following change is effective June 12, 2015:

Government and Quality Bond Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, with respect to Wellington Management Company LLP, all portfolio management disclosure pertaining to Glen M. Goldman for the Portfolio is deleted in its entirety. Michael E. Stack will continue to manage the portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Dated: June 5, 2015